                                                   EXHIBIT 32.1

                                              CERTIFICATION PURSUANT TO
                                               18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the Quarterly  Report of Church Loans & Investments  Trust (the Trust) on Form 10-QSB for the
period  ending  December 31, 2004,  as filed with the  Securities  and Exchange  Commission on the date hereof (the
Report), I, Kelly Archer,  President and CEO of the Trust, certify,  pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the  requirements  of section 13(a) or 15(d) of the  Securities  Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents,  in all material respects,  the financial condition and results of operations of the Trust.

DATE:                 2/14/2005                                 /S/KELLY ARCHER
      -----------------------------------------------          ----------------
                                                               Kelly Archer, President &CEO

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